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                                                                   EXHIBIT 10.69

                               RELEASE AGREEMENT
                               -----------------

                                    PARTIES
                                    -------

     The parties to this Release Agreement (this "Release") are:

     1.01.   Daniel E. Aykroyd (herein called "Aykroyd").

     1.02.   Isaac B. Tigrett (herein called "Tigrett").

     1.03.   House of Blues, Inc. (herein called "HOB").

     1.04.   House of Blues Brands Corp. (herein called "HOB Brands").

     1.05. House of Blues Cambridge Restaurant Corp. (herein called "HOB Cambridge").



                                  DEFINITIONS
                                  -----------

     2.01.   "Correspondence" means (a) that certain letter, dated February 26,
              --------------
1993, from Pamela Jacklin, as counsel for Pisano, to Randall Roberts, as counsel for the HOB Parties, and (b) that certain letter, dated April 19, 1993, from Peter Laird, as counsel for Aykroyd, to Randall Roberts, as counsel for the HOB Parties.

     2.02.   "HOB Parties" means Tigrett, HOB, HOB Brands and HOB Cambridge and
              -----------
their respective principals, past or present officers, directors, stockholders, employees, attorneys, agents, representatives, subsidiaries, parents, heirs, successors and affiliated or associated entities of whatever kind.

     2.03.   "Licensing Agreement" means that certain Licensing Agreement, dated
              -------------------
February 18, 1992, by and among Aykroyd, Pisano and Tigrett.

     2.04.   "Marks" means "House of Blues," "Help Ever-Hurt Never," "Original
              -----
Home of the Blues," "Blues Basement," "Blues is Better," "El Soul" and "Blue Note."

     2.05.   "Pisano" means Judith Belushi Pisano.
              ------

     2.06.  "Purchase Agreement" means that certain Class A Preferred Stock
             ------------------
Purchase Agreement to be entered into between HOB and the Investors (as defined therein) for the sale of shares of Class A Convertible Preferred Stock of HOB.


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        2.07. Except as otherwise defined herein, capitalized terms used in this
Release shall have the meanings set for the in the Licensing Agreement.

                              STATEMENT OF FACTS
                              ------------------

        The parties stipulate and agree to the following facts:

        3.01. Pursuant to the Licensing Agreement, the Owners have heretofore granted to Tigrett certain licenses to use the Property for certain specified purposes, which licenses have been assigned to HOB Brands, with further sublicenses to HOB and HOB Cambridge.

        3.02. The Owners, through their counsel, have asserted certain claims under the Licensing Agreement relating to use of the Marks by the HOB Parties.

        3.03. As a condition to entering into the Purchase Agreement, certain of the Investors (as defined in the Purchase Agreement) have required that such claims be resolved.

        3.04. Bona fide disputes and controversies exist among the parties to this Release, both as to the fact and extent of liability, if any, and as to the fact and extent of damages, if any. By reason of such disputes and controversies, in order to induce the Investors to enter into the Purchase Agreement and to avoid further trouble, litigation and expense, the parties to this Release desire to settle such disputes and controversies.

        In consideration of the foregoing, the agreements contained in this Release, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

        The following representations and warranties shall survive the execution of this Release and the completion of the settlement provided below.

        4.01. Each party to this Release warrants and represents that it has the power and authority to enter into this Release and that this Release and all documents delivered in connection with this Release by such party, are valid, binding and enforceable against such party.

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        4.02.    Each party of this Release warrants and represents that no consent, approval, authorization or order of, and no notice to, or filing with any court, governmental authority, person or entity (except any which may have been obtained) is required for such party's execution, delivery and performance of this Release.

        4.03. Each party to this Release warrants and represents that it owns the claims released by it in this Release (to the extent that such claims exist) and that no part of the claims released in this Release has been assigned or transferred to any other person or entity.

                               TERMS OF RELEASE
                               ----------------

        5.01. Aykroyd hereby releases and forever discharges the HOB Parties from any and all claims, demands, and causes of action of whatever kind or character which Aykroyd has, or may have in the future, arising out of or related to the matters asserted in the Correspondence, including, without limitation: (a) any claim that the Marks, or any of them, were acquired by the HOB Parties by reason of their use, conception and development of the Property;
 (b) any claim that the Marks, or any of them, are a part, improvement, change, derivation, addition or approximation to the Property or are deceptively similar to the Property; (c) any claim that the Marks, or any of them, are the property of or inure to the benefit of Aykroyd or that Aykroyd is entitled to conveyance of the Marks, or any of them, to him pursuant to Section 2(b) of the Licensing Agreement; (d) any claim that use of the Marks, or any of them, by the HOB Parties creates an obligation to pay royalties to Aykroyd pursuant to any of the royalty provisions contained in Exhibit A to the Licensing Agreement other than paragraph (d) of Exhibit A; and (e) any claim that by virtue of their use of the Marks, or any of them, the HOB Parties are engaging in a business which incorporates a "blues" theme or concept and is competitive with the Restaurants.

        5.02. Aykroyd shall not participate or join in or consent to any claim or cause of action asserted by Pisano arising out of or related to the matters asserted in the Correspondence.

                                 MISCELLANEOUS
                                 -------------

        6.01. This Release shall be governed and construed in accordance with laws of the State of Delaware, except that any Delaware conflict of law rule that may require reference to the laws of some other jurisdiction shall be disregarded.

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     6.02.  The parties agree that this Release is entered into for settlement purposes only in order to avoid further trouble, litigation and expense, and it is further agreed that the parties do not admit liability or damages to each other or anyone else, as the result of the claims released hereby.

     6.03. If any provision of this Release is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way.

     6.04. The parties expressly disclaim reliance on any facts or representations made by the others if not contained in this Release. This Release represents the entire agreement of the parties with respect to the subject matter hereof, supersedes all prior written or oral agreements, and the terms are contractual and not mere recitals.

     6.05 This Release shall continue perpetually and shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Aykroyd and the HOB Parties.

     6.06. This Release may not be amended, altered, modified or changed in any way except in writing signed by all the parties to this Release.

     6.07. EACH OF THE PARTIES HERETO EXPRESSLY WARRANTS THAT IT HAS CAREFULLY READ THIS RELEASE, UNDERSTANDS ITS CONTENTS AND SIGNS THIS RELEASE AS ITS OWN FREE ACT.

     6.08. This Release may be executed in multiple counterparts and by the separate parties hereto in different counterparts, which may be delivered by facsimile transmission or any other means. Each of such counterparts shall be deemed an original and all of such counterparts shall together constitute a single agreement.

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     IN WITNESS WHEREOF, each of the parties hereto has executed this Release as of the 4th day of June, 1993.



                                       /s/ Daniel E. Aykroyd
                                       -----------------------------------------
                                       Daniel E. Aykroyd



                                       /s/ Isaac B. Tigrett
                                       -----------------------------------------
                                       Isaac B. Tigrett



                                       HOUSE OF BLUES, INC.


                                       By: /s/ Isaac B. Tigrett
                                           ----------------------------------
                                           Isaac B. Tigrett
                                           President



                                       HOUSE OF BLUES BRANDS CORP.


                                       By: /s/ Isaac B. Tigrett
                                           --------------------------------
                                           Isaac B. Tigrett
                                           President



                                       HOUSE OF BLUES CAMBRIDGE RESTAURANT
                                        CORP.


                                       By: /s/ Isaac B. Tigrett
                                           -----------------------------------
                                           Isaac B. Tigrett
                                           President